Exhibit 99.1
N e w s   R e l e a s e

October 20, 2008
Park National Corporation reports third quarter 2008 results
Ohio-based banks show strong performance with continued loan growth
NEWARK, Ohio — Park National Corporation (Park) (AMEX:PRK) today reported results for the third quarter 2008 and the nine months ended September 30, 2008. Park recognized a $55 million impairment charge to the goodwill value of its Vision Bank subsidiary at the end of the third quarter, which eliminated the remaining goodwill resulting from Park’s acquisition of Vision Bank. As a result, Park recorded a third quarter 2008 net loss of $38.4 million and a loss of $2.75 per diluted share. Including the impairment charge, Park’s net income in the nine months ended September 30, 2008 was $2.8 million and $0.20 per diluted share.
Without the goodwill impairment charge, Park’s net income for the third quarter 2008 was $16.6 million and $1.19 earnings per diluted share. Net income from the third quarter 2007 was $21.3 million and $1.50 per share. Net income for the nine months ended September 30, 2008 was $57.7 million and $4.14 earnings per diluted share, prior to the impairment charge. Net income for the same time period in 2007 was $65.9 million and $4.61 earnings per diluted share.
Without the impairment charge, net income for the third quarter of 2008 declined by 22.2 percent from the same period in 2007, and net income decreased by 12.4 percent for the nine months ended September 30, 2008 compared to the same period in 2007. The decreases in net income (net of the impairment charge) were primarily caused by recognizing additional loan losses in 2008 compared to 2007.
“The impact of the impairment is obvious in our short-term stated income results, although it has no effect on our regulatory capital, cash, or dividends. We remain well capitalized and are performing with strong operating results through periods of unprecedented economic change,” said Park Chairman C. Daniel DeLawder. “Loans and deposits continue to grow. Our unique style of community banking has proven particularly comforting to both clients and prospects during these unsettling times.”
“Technical accounting issues and headlines can be confusing. The fact is we’re doing fine in challenging times. We are proud of the continuing strong operating results due to the focused efforts of our associates,” DeLawder added.
In the third quarter of 2008 Park’s 12 Ohio-based banking divisions consistently performed among the best of its peers, recording net income of $23.3 million and controlling net loan charge-offs at $3.9 million, with a loan loss provision of $4.4 million. Park’s results from Ohio for the nine months ended September 30, 2008 showed a net income of $73.0 million, net loan charge-offs of $10.6 million, and a loan loss provision of $10.1 million. In the first nine months of 2008, Park’s Ohio-based banking divisions increased loans by $198 million or 5.5 percent.
Vision Bank has also increased its loans by $45 million or 7 percent in the first nine months of 2008. However, the severe real estate market conditions and deterioration of credit in Florida and Alabama markets remain a challenge. Vision Bank’s third quarter 2008 net loan charge-offs totaled $8.9 million, with a loan loss provision of $11.5 million.
Headquartered in Newark, Ohio, Park National Corporation holds $6.8 billion in assets (as of September 30, 2008). Park consists of 14 community bank divisions, a data processing and information technology division, two specialty finance companies and a title company. Park’s Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank, Richland Bank, Century National Bank, First-Knox National Bank, Farmers and Savings Bank, United Bank, Second National Bank, Security National Bank, Unity National Bank, Citizens National Bank and The Park National Bank of Southwest Ohio & Northern Kentucky. Park’s other banking subsidiary is Vision Bank (headquartered in Panama City, Florida), and its Vision Bank Division (of Gulf Shores, Alabama). Park also includes Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Finance Company and Park Title Agency.
Complete financial tables are below...
Media Contacts: Bethany Lewis, Communication Specialist, 740.349.3754 or John Kozak, Chief Financial Officer, 740.349.3792
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

N e w s   R e l e a s e
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
This news release contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Vision Bank’s loan portfolio may be worse than expected; Park’s ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically, the real estate market, either national or in the states in which Park and its subsidiaries do business, are worse than expected; changes in the interest rate environment reduce net interest margins; competitive pressures among financial institutions increase significantly; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries; demand for loans in the respective market areas served by Park and its subsidiaries, and other risk factors relating to the banking industry as detailed from time to time in Park’s reports filed with the Securities and Exchange Commission including those described in “Item 1A. Risk Factors” of Part I of Park’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and in “Item 1A. Risk Factors” of Part II of Park’s Quarterly Reprt on Form 10-Q for the quarterly period ended June 30, 2008. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	SEPTEMBER 30,			SEPTEMBER 30,
			PERCENT			PERCENT
	2008	2007	CHANGE	2008	2007	CHANGE
INCOME STATEMENT AND RATIOS
NET INTEREST INCOME	$65,228	$59,416	9.78%	$191,038	$174,724	9.34%

PROVISION FOR LOAN LOSSES	15,906	5,793	174.57%	37,869	10,879	248.09%

OTHER INCOME	17,088	19,060	-10.35%	56,670	53,696	5.54%

GAIN ON SALE OF SECURITIES	—	—		896	—

GOODWILL IMPAIRMENT CHARGE	54,986	—		54,986	—

OTHER EXPENSE	44,493	42,817	3.91%	132,203	124,606	6.10%

INCOME (LOSS) BEFORE TAXES	(33,069)	29,866	-210.72%	23,546	92,935	-74.66%

NET INCOME (LOSS)	(38,412)	21,304	-280.30%	2,757	65,877	-95.81%

NET INCOME (LOSS) PER SHARE-BASIC	(2.75)	1.50	-283.33%	0.20	4.62	-95.67%

NET INCOME (LOSS) PER SHARE-DILUTED	(2.75)	1.50	-283.33%	0.20	4.61	- 95.66%

RETURN ON AVERAGE ASSETS	-2.25%	1.35%		0.06%	1.46%

RETURN ON AVERAGE EQUITY	-26.72%	13.69%		0.64%	14.33%

EFFICIENCY RATIO	120.22%	54.25%		75.17%	54.22%

CASH DIVIDENDS DECLARED PER SHARE	0.94	0.93	1.08%	2.82	2.79	1.08%

INCOME STATEMENT AND RATIOS (NON GAAP)

NET INCOME BEFORE IMPAIRMENT CHARGE (a)	16,574	21,304	-22.20%	57,743	65,877	-12.35%

NET INCOME BEFORE IMPAIRMENT CHARGE PER SHARE-DILUTED (a)	1.19	1.50	-20.67%	4.14	4.61	-10.20%

RETURN ON AVERAGE TANGIBLE ASSETS BEFORE IMPAIRMENT CHARGE (e)	0.99%	1.40%		1.18%	1.50%

RETURN ON AVERAGE ASSETS BEFORE IMPAIRMENT CHARGE (a)	0.97%	1.35%		1.15%	1.46%

RETURN ON AVERAGE TANGIBLE REALIZED EQUITY BEFORE IMPAIRMENT CHARGE (b)	15.00%	18.89%		17.78%	18.74%

RETURN ON AVERAGE EQUITY BEFORE IMPAIRMENT CHARGE (a)	11.53%	13.69%		13.36%	14.33%

EFFICIENCY RATIO BEFORE IMPAIRMENT CHARGE (d)	52.56%	54.25%		53.09%	54.22%

OTHER RATIOS

YIELD ON EARNING ASSETS	6.25%	7.26%		6.48%	7.23%

COST OF PAYING LIABILITIES	2.42%	3.62%		2.67%	3.52%

NET INTEREST MARGIN	4.17%	4.17%		4.18%	4.26%

NET LOAN CHARGE-OFFS	$12,756	$5,851		$35,776	$10,866

NET CHARGE-OFFS AS A PERCENT OF LOANS	1.15%	0.56%		1.11%	0.37%

	September 30,	December 31,	September 30,
	2008	2007	2007
BALANCE SHEET
INVESTMENTS	$1,807,464	$1,703,103	$1,735,145

LOANS	4,466,671	4,224,134	4,174,652

LOAN LOSS RESERVE	89,195	87,102	79,846

GOODWILL AND OTHER INTANGIBLES	86,551	144,556	199,679

TOTAL ASSETS	6,799,733	6,501,102	6,511,136

TOTAL DEPOSITS	4,774,509	4,439,239	4,535,172

BORROWINGS	1,404,747	1,389,727	1,276,321

EQUITY	529,685	580,012	628,338

TANGIBLE EQUITY	443,134	435,456	428,659

BOOK VALUE PER SHARE	37.93	41.54	44.57

TANGIBLE BOOK VALUE PER SHARE (c)	31.73	31.18	30.41

NONPERFORMING LOANS	126,336	103,932	61,444

NONPERFORMING ASSETS	146,086	117,375	69,509

PAST DUE 90 DAY LOANS	4,388	4,545	4,734

RATIOS

LOANS/ASSETS	65.69%	64.98%	64.12%

NONPERFORMING LOANS/LOANS	2.83%	2.46%	1.47%

PAST DUE 90 DAY LOANS/LOANS	0.10%	0.11%	0.11%

LOAN LOSS RESERVE/LOANS	2.00%	2.06%	1.91%

EQUITY/ASSETS	7.79%	8.92%	9.65%

(a)	Net income (loss) for the three months and the nine months ended September 30, 2008 has been adjusted for the impairment charge to goodwill. Net income before impairment charge equals net income (loss) for the period plus the impairment charge to the goodwill value of Vision Bank of $54,986.
RECONCILIATION OF NET INCOME (LOSS) TO NET INCOME BEFORE IMPAIRMENT CHARGE:

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2008	2007	2008	2007
NET INCOME (LOSS)	($38,412)	$21,304	$2,757	$65,877

Plus goodwill impairment charge	54,986	—	54,986	—

NET INCOME BEFORE IMPAIRMENT CHARGE	$16,574	$21,304	$57,743	$65,877

RECONCILIATION OF NET INCOME (LOSS) PER SHARE-DILUTED TO NET INCOME BEFORE IMPAIRMENT CHARGE PER SHARE-DILUTED:

NET INCOME (LOSS) PER SHARE-DILUTED	($2.75)	$1.50	$0.20	$4.61

Plus impairment charge to goodwill per share-diluted	3.94	—	3.94	—

NET INCOME BEFORE IMPAIRMENT CHARGE PER SHARE-DILUTED	$1.19	$1.50	$4.14	$4.61

(b)	Net Income before impairment charge for each period divided by average tangible realized equity during the period. Average tangible realized equity equals average stockholders’ equity during the applicable period less (i) average goodwill and other intangible assets during the period and (ii) average accumulated other comprehensive income (loss), net of taxes, during the period.
RECONCILIATION OF AVERAGE STOCKHOLDERS’ EQUITY TO AVERAGE TANGIBLE REALIZED EQUITY:

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2008	2007	2008	2007
AVERAGE STOCKHOLDERS’ EQUITY	$571,910	$617,506	$577,251	$614,612

Less Average Goodwill and Other Intangible Assets	141,511	197,778	142,903	168,734

Average Accumulated Other Comprehensive (Income)Loss, Net of Taxes	9,184	27,611	(456)	24,167

AVERAGE TANGIBLE REALIZED EQUITY	$439,583	$447,339	$433,892	$470,045

(c)	Tangible book value per share equals stockholders’ equity at the end of the period less goodwill and other intangibles at the end of the period, divided by actual shares outstanding at the end of the period.
RECONCILIATION OF STOCKHOLDERS’ EQUITY TO TANGIBLE EQUITY:

	September 30,	December 31,	September 30,
	2008	2007	2007
STOCKHOLDERS’ EQUITY	$529,685	$580,012	$628,338

Less Goodwill and Other Intangible Assets	86,551	144,556	199,679

TANGIBLE EQUITY	$443,134	$435,456	$428,659

(d)	Efficiency ratio before impairment charge is calculated by reducing non-interest expense by the goodwill impairment charge, and dividing that result by non-interest income and net interest income (on a tax equivalent basis) for each period.
RECONCILIATION OF NON-INTEREST EXPENSE TO NON-INTEREST EXPENSE BEFORE IMPAIRMENT CHARGE

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2008	2007	2008	2007
NON-INTEREST EXPENSE	$99,479	$42,817	$187,189	$124,606

Less Goodwill Impairment Charge	(54,986)	—	(54,986)	—

NON-INTEREST EXPENSE BEFORE IMPAIRMENT CHARGE	$44,493	$42,817	$132,203	$124,606

(e)	Net income before impairment charge divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intanbibles.
RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2008	2007	2008	2007
AVERAGE ASSETS	$6,797,792	$6,253,784	$6,681,524	$6,053,164

Less Average Goodwill and Other Intangible Assets	141,511	197,778	142,903	168,734

AVERAGE TANGIBLE ASSETS	$6,656,281	$6,056,006	$6,538,621	$5,884,430

PARK NATIONAL CORPORATION
Consolidated Statements of Income
(dollars in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Interest income:
Interest and fees on loans	$75,167	$83,964	$229,109	$238,625

Interest on:
Obligations of U.S. Government, its agencies and other securities	22,204	18,826	65,538	55,651

Obligations of states and political subdivisions	488	754	1,707	2,349

Other interest income	88	222	262	802

Total interest income	97,947	103,766	296,616	297,427

Interest expense:
Interest on deposits:
Demand and savings deposits	5,573	11,309	18,266	29,936

Time deposits	15,527	21,440	51,344	60,249

Interest on borrowings	11,619	11,601	35,968	32,518

Total interest expense	32,719	44,350	105,578	122,703

Net interest income	65,228	59,416	191,038	174,724

Provision for loan losses	15,906	5,793	37,869	10,879

Net interest income after provision for loan losses	49,322	53,623	153,169	163,845

Other income	17,088	19,060	56,670	53,696

Gain on sale of securities	—	—	896	—

Other expense:
Salaries and employee benefits	25,105	24,980	74,262	72,776

Occupancy expense	2,850	2,700	8,758	8,054

Furniture and equipment expense	2,412	2,407	7,305	6,964

Goodwill Impairment charge	54,986	—	54,986	—

Other expense	14,126	12,730	41,878	36,812

Total other expense	99,479	42,817	187,189	124,606

Income (loss) before income taxes	(33,069)	29,866	23,546	92,935

Income taxes	5,343	8,562	20,789	27,058

Net income (loss)	($38,412)	$21,304	$2,757	$65,877

Per Share:

Net income (loss) — basic	($2.75)	$1.50	$0.20	$4.62

Net income (loss) — diluted	($2.75)	$1.50	$0.20	$4.61

Weighted average shares — basic	13,964,549	14,193,019	13,964,561	14,273,759

Weighted average shares — diluted	13,964,549	14,193,019	13,964,561	14,279,810

PARK NATIONAL CORPORATION
Consolidated Balance Sheets
(dollars in thousands)

	September 30,
	2008	2007
Assets

Cash and due from banks	$161,591	$154,472

Money market instruments	22,378	11,991

Interest bearing deposits	1	1

Investment securities	1,807,464	1,735,145

Loans (net of unearned income)	4,466,671	4,174,652

Allowance for loan losses	89,195	79,846

Loans, net	4,377,476	4,094,806

Bank premises and equipment, net	69,562	66,527

Other assets	361,261	448,194

Total assets	$6,799,733	$6,511,136

Liabilities and Stockholders’ Equity

Deposits:
Noninterest bearing	$725,859	$692,749

Interest bearing	4,048,650	3,842,423

Total deposits	4,774,509	4,535,172

Borrowings	1,404,747	1,276,321

Other liabilities	90,792	71,305

Total liabilities	6,270,048	5,882,798

Stockholders’ Equity:
Common stock (No par value; 20,000,000 shares authorized in 2008 and 2007; 16,151,162 shares issued in 2008 and 16,151,213 in 2007)	301,211	300,321

Accumulated other comprehensive (loss), net of taxes	(4,390)	(19,945)

Retained earnings	440,968	545,854

Treasury stock (2,186,624 shares in 2008 and 2,053,764 shares in 2007)	(208,104)	(197,892)

Total stockholders’ equity	529,685	628,338

Total liabilities and stockholders’ equity	$6,799,733	$6,511,136

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Assets

Cash and due from banks	$145,365	$147,393	$144,879	$151,997

Money market instruments	17,970	16,800	14,733	20,206

Interest bearing deposits	1	1	1	1

Investment securities	1,817,128	1,531,063	1,803,391	1,527,891

Loans (net of unearned income)	4,409,188	4,115,617	4,317,204	3,948,942

Allowance for loan losses	85,512	79,862	85,786	77,441

Loans, net	4,323,676	4,035,755	4,231,418	3,871,501

Bank premises and equipment, net	69,545	64,747	69,246	59,860

Other assets	424,107	458,025	417,856	421,708

Total assets	$6,797,792	$6,253,784	$6,681,524	$6,053,164

Liabilities and Stockholders’ Equity

Deposits:
Noninterest bearing	$747,978	$699,274	$730,436	$690,323

Interest bearing	3,873,958	3,837,602	3,803,386	3,678,205

Total deposits	4,621,936	4,536,876	4,533,822	4,368,528

Borrowings	1,514,906	1,019,870	1,476,378	986,424

Other liabilities	89,040	79,555	94,073	83,600

Total liabilities	6,225,882	5,636,301	6,104,273	5,438,552

Stockholders’ Equity:
Common stock	301,211	300,322	301,212	279,285

Accumulated other comprehensive income (loss), net of taxes	(9,184)	(27,616)	456	(24,167)

Retained earnings	487,986	534,323	483,686	524,827

Treasury stock	(208,103)	(189,546)	(208,103)	(165,333)

Total stockholders’ equity	571,910	617,483	577,251	614,612

Total liabilities and stockholders’ equity	$6,797,792	$6,253,784	$6,681,524	$6,053,164